UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2014

Anacor Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34973	25-1854385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1020 East Meadow Circle

Palo Alto, CA 94303-4230

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 543-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2014, Paul H. Klingenstein notified the Board of Directors (the “Board”) of Anacor Pharmaceuticals, Inc. (the “Company”) of his resignation from the Board effective immediately.  Mr. Klingenstein’s decision to resign from the Board was not the result of any disagreement between the Company and Mr. Klingenstein on any matter relating to the Company’s operations, policies or practices.

Effective September 11, 2014, the Board appointed Wendell Wierenga to the Company’s Board as a Class III director, serving until the Company’s 2016 annual meeting of stockholders.

There were no arrangements or understandings between Dr. Wierenga and any other persons pursuant to which he was selected as a director, and there are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission (“SEC”) between Dr. Wierenga and the Company required to be disclosed herein.

Pursuant to the Company’s Independent Director Compensation Policy, Dr. Wierenga will receive a $40,000 annual cash retainer. On September 11, 2014, the Board also granted Dr. Wierenga an initial option to purchase 27,000 shares of the Company’s common stock (“Common Stock”) under the Company’s 2010 Equity Incentive Plan with an exercise price equal to $25.48, the per share closing price of the Common Stock on the NASDAQ Global Market on the date of grant.  Dr. Wierenga will enter into the Company’s standard indemnification agreement for directors as described under “Limitation on Liability and Indemnification Matters” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 29, 2014.

In addition, the Board appointed Keith R. Leonard, Jr. to serve as a member of the Audit Committee of the Board effective September 11, 2014.

On September 12, 2014, the Company issued a press release announcing the appointment of Dr. Wierenga and Mr. Klingenstein’s resignation.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.                          Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Description

99.1	Press Release issued September 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANACOR PHARMACEUTICALS, INC.

	By:	/s/ Ryan T. Sullivan
Name: Ryan T. Sullivan
Title: Senior Vice President and General Counsel

Date: September 12, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued September 12, 2014